SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2016

Stratean Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-044945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 North Main Street, Ste. 105 Bountiful, Utah	84010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 801-244-4405

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase

As previously reported, on June 30, 2016, Stratean, Inc. and Cleanspark II, LLC, a wholly-owned subsidiary of Stratean, Inc. (together, the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with CleanSpark Holdings LLC, CleanSpark LLC, CleanSpark Technologies LLC and Specialized Energy Solutions, Inc. (together, the “Seller”). The closing of the transactions contemplated by the Purchase Agreement occurred on June 30, 2016 (the “Closing Date”).

On the Closing Date, pursuant to the Purchase Agreement, the Company acquired all the assets (the “Assets”) and assume certain liabilities (the “Assumed Liabilities”) related to Seller and its line of business. The Assets the Company purchased from Seller include:

  Equipment and other tangible assets;

  Domain names, websites and intellectual property;

  All rights to causes of action, lawsuits, judgments, claims and demands of any nature available to or being pursued by the Seller;

  Contracts to which Seller is bound;

  Current and future customer accounts, including accounts receivable;

  All investments, including the holdings that CleanSpark Holdings LLC has in CleanSpark LLC, CleanSpark Technologies LLC and Specialized Energy Solutions, Inc., and any investments those subsidiaries have as well; and

  Any other assets of any nature whatsoever that are related to or used in connection with the business of Seller and its goodwill.

On July 20, 2016, the parties to the Purchase Agreement entered into an amendment (the “Amendment”) that revised the assets to be acquired under the Purchase Agreement. Specifically, the parties decided on the following:

  Specialized Energy Solutions, Inc. would transfer and assign the ability to use its name and all of its Intellectual Property to Cleanspark II, LLC, and thereafter Specialized Energy Solutions, Inc. will not be included in the Assets acquired.

  Clean Spark Technologies, LLC agrees to transfer and assign all of its Intellectual Property to Cleanspark II, LLC, and thereafter Clean Spark Technologies, LLC will not be included in the Assets acquired.

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The Amendment also included an option to acquire Specialized Energy Solutions, Inc. and Clean Spark Technologies, LLC, which the parties agreed upon as follows:

  Cleanspark II, LLC is hereby granted a 3-year exclusive option to purchase Specialized Energy Solutions, Inc. for 1,000 shares of Stratean Common Stock; and

  Cleanspark II, LLC is hereby granted a 3-year exclusive option to purchase Clean Spark Technologies, LLC for 1,000 shares of Stratean Common Stock.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment, dated July 20, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratean, Inc.

/s/ Zachary Bradford
Zachary Bradford Chief Financial Officer

Date: July 22, 2016

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